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                                      THE
                                  PARK AVENUE
                                   PORTFOLIO

                       Supplement dated October 22, 2001
                        to Prospectus dated May 1, 2001

     This Supplement should be retained with the Prospectus for future reference.

The following replaces the third paragraph under the section "The Fund's principal investment strategies" on page 2 of The Park Avenue Portfolio prospectus for The Guardian Park Avenue Fund:

GISC will also integrate portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund's portfolio in a disciplined manner. Although the Fund may select companies of any size and in any industry sector, the Fund's core holdings will normally include a broadly diversified selection of securities from among the top 600 largest U.S. companies in market capitalization.